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                                                                   EXHIBIT 10.27



                                 AEGON USA, INC.



                   6.24% Series B Notes due December 31, 2002



                        SERIES B NOTE PURCHASE AGREEMENT



                          Dated as of December 31, 1993
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                                               TABLE OF CONTENTS

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ARTICLE 1.            DEFINITIONS .............................................................................1

ARTICLE 2.            ISSUANCE OF SERIES B NOTES ..............................................................3
                      Section 2.1 Authorization of Series B Notes .............................................3
                      Section 2.2 Sale of Series B Notes; Closing..............................................4

ARTICLE 3.            PAYMENT OR PREPAYMENT OF SERIES B NOTES..................................................4
                      Section 3.1 Special Prepayment Events....................................................4
                      Section 3.2 Surrender of Series B Notes on Payment
                           or Prepayment.......................................................................5

ARTICLE 4.            REGISTRATION, EXCHANGE AND REPLACEMENT OF
                      SERIES B NOTES...........................................................................5
                      Section 4.1 Registration, Registration of Transfer and
                           Exchange............................................................................5
                      Section 4.2 Replacement..................................................................6

ARTICLE 5.            PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST...............................................6
                      Section 5.1 Method and Place of Payment of Principal,
                           Premium and Interest................................................................7

ARTICLE 6.            GENERAL REPRESENTATIONS AND WARRANTIES...................................................7
                      Section 6.1 Organization and Authority...................................................7
                      Section 6.2 Authorization................................................................7
                      Section 6.3 No Conflict or Violation.....................................................7
                      Section 6.4 Consents and Approvals.......................................................8
                      Section 6.5 Issued and Outstanding Capital Stock.........................................8
                      Section 6.6 Actions and Proceedings......................................................8
                      Section 6.7 GAAP Financial Statements....................................................9
                      Section 6.8 No Material Adverse Effect...................................................9
                      Section 6.9 Use of Proceeds..............................................................9

ARTICLE 7.            REPRESENTATIONS AND WARRANTIES RELATING TO SECURITIES ACT; MONY REPRESENTATIONS..........9
                      Section 7.1 MONY Representations........................................................10

ARTICLE 8.            CLOSING CONDITIONS OF MONY..............................................................10
                      Section 8.1 Opinion of Counsel for AEGON................................................10
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                      Section 8.2 Representations of AEGON True...............................................10
                      Section 8.3 No Event of Default.........................................................10
                      Section 8.4 Officers' Certificate of AEGON..............................................11
                      Section 8.5 Acquisition Consummation....................................................11
                      Section 8.6 Rating......................................................................11
                      Section 8.7 Admitted Asset..............................................................11

ARTICLE 9.            CLOSING CONDITIONS OF AEGON.............................................................11
                      Section 9.1 Representations of AEGON True...............................................11
                      Section 9.2 Officers' Certificate of MONY...............................................11
                      Section 9.3 Acquisition Documentation...................................................12

ARTICLE 10.           AFFIRMATIVE COVENANTS...................................................................12
                      Section 10.1 Information Covenants......................................................12
                      Section 10.2 Notice of Default and Litigation...........................................13
                      Section 10.3 Maintenance of Books and Records...........................................13
                      Section 10.4 Taxes......................................................................13
                      Section 10.5 Compliance with Law........................................................13
                      Section 10.6 Maintenance of Business....................................................14

ARTICLE 11.           EVENTS OF DEFAULT.......................................................................14
                      Section 11.1 Nature of Events...........................................................14
                      Section 11.2 Default Remedies...........................................................15

ARTICLE 12.           MISCELLANEOUS...........................................................................16
                      Section 12.1 Communications.............................................................16
                      Section 12.2 Amendment and Waiver.......................................................17
                      Section 12.3 Legal Holidays.............................................................18
                      Section 12.4 Governing Law..............................................................18
                      Section 12.5 Interpretation.............................................................18
                      Section 12.6 Table of Contents and Headings.............................................18
                      Section 12.7 Successors and Assigns.....................................................18
                      Section 12.8 Counterparts...............................................................19

EXHIBITS

Exhibit A - Form of 6.24% Series B Note Due December 31, 2002

Exhibit B - Form of Opinion of Larry G.  Brown, General Counsel to AEGON, and
            LeBoeuf, Lamb, Leiby & MacRae


SCHEDULES

Schedule 1(a) - AEGON Officers
Schedule 3.1  - Weighted Average Rating
Schedule 6.3  - No Conflict or Violation
Schedule 6.4  - Consents and Approvals
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Schedule 6.8  - Material Adverse Effects
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                         [LETTERHEAD OF AEGON USA, INC.]

                        --------------------------------

                        SERIES B NOTE PURCHASE AGREEMENT

                        --------------------------------

                                                   Dated as of December 31, 1993



THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
1740 Broadway New York, New York 10019 (together with its permitted or registered successors and assigns, being hereinafter called "MONY")


Dear Sirs:

         AEGON USA, INC., an Iowa corporation (said corporation, together with its successors and assigns, subject to Section 12.7 hereof, being hereinafter called "AEGON"), upon the terms and subject to the conditions set forth herein, hereby agrees with MONY as follows:

ARTICLE 1.  DEFINITIONS

         (a) For all purposes of this Agreement and the Series B Notes, the following definitions shall apply:

         "Acquisition Agreement" means the Asset Transfer and Acquisition Agreement dated as of December 31, 1993 by and among MONY, AEGON and AUSA Life.

         "AEGON" has the meaning set forth in the first paragraph of this Agreement.

         "AEGON Financial Statements" has the meaning set forth Section 6.7 hereof.

         "AEGON's Auditor" has the meaning set forth in Section 6.7 hereof.

         "Agreement" means this Series B Note Purchase Agreement (including the annexed Exhibits and Schedules), originally accepted by MONY, and as it may, from time to time, hereafter be amended, supplemented or modified in accordance with its terms.

         "Applicable SAP" means with respect to any Person, the statutory accounting principles and practices prescribed or permitted by the insurance regulatory authority of the state of domicile of such Person.

         "AUSA Life" means AUSA Life Insurance Company, Inc., a New York insurance company and an indirect wholly owned subsidiary of AEGON.

         "Change in Control" means any transaction pursuant to which (i) (a) AUSA Life shall cease to be a direct or indirect subsidiary of AEGON NV or its successors (through merger or otherwise), and (b) 50 percent or more of those officers of AEGON listed on Schedule 1(a) hereto (or their successors in office immediately prior to the public announcement of such transaction) shall cease to be officers of AEGON within the period commencing with the public announcement of such transaction and ending on that date which is six months after the consummation of such transaction, or (ii) AUSA Life shall sell or otherwise dispose of any material part of the Business or the Transferred Assets outside the ordinary course of business (including, without limitation, by means of any bulk or assumption reinsurance agreement) other than to a majority-owned Subsidiary of AEGON.

         "Default" means a condition or event which with notice or after lapse of time would constitute an Event of Default.

         "Event of Default" has the meaning set forth in Section 11.1 hereof.

         "Holder", with respect to any Series B Note, means the person shown to be the holder of such Series B Note by the books for the registration of Series B Notes required to be maintained in accordance with Section 4.1(a) hereof.

         "ILI" means International Life Investors Insurance Company, a New York life insurance company and an indirect wholly owned Subsidiary of AEGON.

         "Interim AEGON Financial Statements" has the meaning set forth in
Section 6.7 hereof.

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
         "Life Subsidiary" means any Subsidiary of AEGON which is engaged in life, annuity, accident or health insurance business.

         "Material Adverse Effect" means a material adverse effect on the business, operations, condition (financial or other), results of operations, properties, assets or prospects of a Person.

         "Material Subsidiaries" mean AUSA Life, First AUSA Life Insurance Company, a Maryland life insurance company, ILI, Life Investors Insurance Company of America, an Iowa life insurance Company, Monumental Life Insurance Company,a Maryland life insurance company, Bankers United Life Assurance Co., an Iowa life insurance company, Western Reserve Life Assurance Co. of Ohio, an Ohio life insurance company, and PFL Life Insurance Company, an Iowa life insurance company.

         "Maturity Date" has the meaning set forth in Section 2.1 hereof.

         "S&P" means Standard & Poor's Corporation.

         "Series B Note" and "Series B Notes" have the respective meanings set forth in Section 2.1 hereof.

         (b) Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Acquisition Agreement.

         ARTICLE 2.  ISSUANCE OF SERIES B NOTES

         Section 2.1 Authorization of Series B Notes. AEGON has duly authorized the issuance and sale, on the terms hereinafter provided, of $50,000,000 in aggregate principal amount of AEGON's 6.24% Series B Notes due on December 31, 2002 (the "Maturity Date") (each hereinafter called a "Series B Note" and collectively the "Series B Notes"). Each Series B Note will be in fully-registered form, will bear interest on the unpaid principal amount thereof, payable quarterly on the last day of March, June, September, and December in each year (each an "Interest Payment Date" and collectively, the "Interest Payment Dates"), and at maturity, at the rate of 6.24% per annum, from the date of issuance of such Series B Note until such Series B Note becomes due and payable (whether at maturity, by acceleration or otherwise) and on any overdue portion of such principal amount at the rate of 7.24% per annum until paid and will bear interest, to the extent permitted by law, on any

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overdue installment of interest at the rate of 7.24% per annum from the date the same becomes due and payable (whether on an Interest Payment Date, at maturity, by acceleration or otherwise) until paid. The principal amount of each Series B Note will be due and payable on the Maturity Date. The Series B Notes will be in substantially the form of Exhibit A hereto.

         Section 2.2 Sale of Series B Notes; Closing. (a) AEGON hereby agrees to issue and sell to MONY and, upon the terms and subject to the conditions hereof, MONY agrees to purchase from AEGON on the Closing Date $50,000,000 in aggregate principal amount of Series B Notes, at an aggregate purchase price equal to 100% of such principal amount. The closing with respect to the sale and purchase of the Series B Notes shall be held on the Closing Date at 10:00 a.m., New York City time, at the offices of LeBoeuf, Lamb, Leiby & MacRae, 125 West 55th Street, New York, New York or such other time or place as the parties may mutually agree upon.

         (b) At the Closing, AEGON will deliver Series B Notes to MONY in the form of a single printed Series B Note (or such greater number of Series B Notes as MONY may reasonably designate to AEGON in writing) dated the Closing Date, in the aggregate principal amount of $50,000,000 and duly registered in MONY's name (or in the name of such nominee as MONY shall have designated to AEGON in writing before the Closing Date), against payment therefor by wire transfer of immediately available funds in the amount of the purchase price of such Series B Note or Series B Notes to such account or accounts as AEGON shall designate in writing to MONY.

ARTICLE 3.  PAYMENT OR PREPAYMENT OF SERIES B NOTES

         Section 3.1 Special Prepayment Events.

         (a) In the event that, at any time, AUSA Life shall fail to maintain a weighted average rating by S&P determined in the manner set forth in Schedule
3.1 hereto, AEGON shall notify the holders of the Series B Notes of such failure as soon as practicable (but in no event later than two Business Days) thereafter. Each holder of a Series B Note may, within ten days of receipt of such notice, make a written demand to AEGON for prepayment of all of such holder's Series B Notes. If a holder of a Series A Note makes such a demand, AEGON shall prepay all of such holder's Series B Notes, and such holder's Series B Notes shall mature and become due and payable at 100% of the principal amount so to be prepaid, plus interest accrued thereon to the date fixed for such prepayment, in accordance with the payment procedures set forth in Section 5.1 hereof.

         (b) In the event that, at any time, AEGON and its operating subsidiaries as a group are not assigned a rating by S&P of "A" or higher (or an equivalent rating in the event that at any time hereafter S&P revises its rating system), all of the Series B Notes shall mature and become due and payable, and AEGON shall prepay all of the Notes at 100% of the principal amount, together with interest accrued thereon.

         (c) Not fewer than twenty days prior to the occurrence of a Change in Control, AEGON shall give notice thereof to the holders of the Series B Notes. Each holder of a Series B Note may, within ten days of receipt of such notice, make a written demand to AEGON for prepayment of such holder's Series B Notes. If a holder of a Series B Note makes such demand, AEGON shall prepay all of such holder's Series B Notes, and such Series B Notes shall mature and become due and payable, simultaneously with the occurrence of such Change in Control, at 100% of the principal amount so to be prepaid, plus interest accrued thereon to the date fixed for such prepayments, in accordance with the payment procedures set forth in Section 5.1 hereof.

         Section 3.2 Surrender of Series B Notes on Payment or Prepayment. Concurrent with the payment of the entire principal amount of any Series B Note, the holder of such Series B Note shall surrender such Series B Note to AEGON for cancellation.

ARTICLE 4.  REGISTRATION, EXCHANGE AND REPLACEMENT OF
            SERIES B NOTES

         Section 4.1 Registration, Registration of Transfer and Exchange. (a) All Series B Notes issued from time to time under this Agreement shall be registered as herein provided. AEGON will keep at its principal executive office appropriate books for the initial registration and the registration of transfers and exchanges of Series B Notes; and at such office AEGON, at its own expense (except as provided below), will register Series B Notes and transfers and exchanges thereof under the provisions of this Agreement.

         (b) Whenever any Series B Note shall be presented by the holder thereof or its nominee at said office for exchange or registration of transfer, AEGON shall execute and, in exchange therefor, shall deliver a new Series B Note or Series B Notes, registered in such name or names and in such denominations as

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
may be requested by such holder or its nominee, but not less than $100,000 in the case of each new Series B Note (unless the unpaid principal amount of the Series B Note presented is less than or is not evenly divisible by $100,000, in which case in a denomination equal to such unpaid principal amount or the portion of the unpaid principal amount in excess of that which is evenly divisible by $100,000), aggregating the unpaid principal amount thereon and dated the date to which interest has been paid on the Series B Note so presented, or, if no interest has yet been so paid thereon, then dated the date of the Series B Note so presented; provided, however, that no transfer of any Series B Note shall be registered unless the transfer is evidenced by a written instrument of transfer, in form reasonably satisfactory to AEGON, executed by the registered owner of such Series B Note or by his authorized attorney. The principal amount on each such new Series B Note shall be due and payable on the same dates as the corresponding principal amount remaining unpaid on the Series B Note so presented. AEGON may require payment of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of any transfer of a Series B Note.

         (c) AEGON may treat the Person in whose name any Series B Note is last registered as the owner and holder of such Series B Note for all purposes of this Agreement, and AEGON shall not be affected by any notice or knowledge to the contrary.

         Section 4.2 Replacement. Upon receipt by AEGON of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Series B Note and (a) in the case of any loss, theft or destruction, upon receipt by AEGON of indemnity or security reasonably satisfactory to it (it being acknowledged and agreed that, if the registered holder of any such Series B Note is MONY, MONY's certificate and agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of any mutilation, upon surrender of such mutilated Series B Note for cancellation, AEGON at its expense will execute and deliver in lieu thereof a new Series B Note of like tenor, registered in the same manner and in the same unpaid principal amount as the Series B Note being replaced and dated the date to which interest has been paid on such Series B Note, or, if no interest has yet been so paid thereon, then dated the date of such Series B Note.

ARTICLE 5.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST

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
         Section 5.1 Method and Place of Payment of Principal, Premium and Interest. AEGON will pay punctually all amounts payable with respect to any Series B Notes held by any holder or its nominee (without any presentment or surrender thereof and without any notation of such payment being made thereon) by wire transfer of immediately available funds to an account which is designated in writing by each such holder. If MONY or any other holder sells or transfers any Series B Note, MONY or such holder, as the case may be, will notify AEGON of the name and address of the transferee, and will, prior to the delivery of such Series B Note, make a notation on such Series B Note of the date to which interest has been paid thereon.

ARTICLE 6.  GENERAL REPRESENTATIONS AND WARRANTIES

         AEGON hereby represents and warrants as follows:

         Section 6.1 Organization and Authority. Each of AEGON and AUSA Life is a corporation duly organized, validly existing and in good standing under the laws of its state of domicile or incorporation. Each of AEGON and AUSA Life has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of their businesses as they are now being conducted.

         Section 6.2 Authorization. AEGON has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery by AEGON of this Agreement, and the performance by it of its obligations under such agreement, have been duly authorized. This Agreement has been duly executed and delivered by AEGON and, subject to the due execution and delivery by MONY, this Agreement is a valid and binding obligation of AEGON, enforceable against AEGON in accordance with its terms.

         Section 6.3 No Conflict or Violation. Except as disclosed in Schedule
6.3 hereto, the execution, delivery and performance by AEGON of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provision of the charter, Bylaws or other organizational document of AEGON, (b) to AEGON's knowledge, violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both, constitute) a default under, any contract or other agreement to which AEGON is a party or by or to which it or any of its assets or properties may be bound or subject, (c) to AEGON's knowledge, violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon AEGON, (d) to AEGON's knowledge, violate any statute, law or regulation of any jurisdiction which violation would have a Material Adverse Effect with respect to AEGON or materially and adversely affect the ability of AEGON to consummate the transactions contemplated hereby or (e) to AEGON's knowledge, result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit related to the business of AEGON.

         Section 6.4 Consents and Approvals.

         Except as set forth in Schedule 6.4 hereto, the execution, delivery and performance by AEGON of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms hereof do not require AEGON to obtain any consent, approval or action of, or make any filing with or give any notice to, any Person.

         Section 6.5 Issued and Outstanding Capital Stock. To AEGON's knowledge, all of the outstanding shares of capital stock of AUSA Life have been duly authorized and validly issued, are fully paid, non-assessable and free of preemptive rights and are owned by AEGON free and clear of any Liens or Encumbrances.

         Section 6.6 Actions and Proceedings. Except as previously disclosed to MONY in writing, there are no outstanding orders, decrees or judgments by or with any court, governmental agency, regulatory body or arbitration tribunal that, individually or in the aggregate, have had or are likely to have a Material Adverse Effect on AEGON, or materially and adversely affect the ability of AEGON to consummate the transactions contemplated hereby. Except as previously disclosed to MONY in writing, to AEGON's knowledge, there are no actions, suits, arbitrations or legal, administrative or other proceedings (other than those relating to insurance claims) pending or threatened against AEGON, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on AEGON, or materially and adversely affect the ability of AEGON to consummate the transactions contemplated hereby.

         Section 6.7 GAAP Financial Statements. On or prior to the date hereof, AEGON has delivered to MONY true, correct and complete copies of (a) the audited consolidated balance sheet of AEGON and its Subsidiaries as of December 31, 1992, prepared in accordance with GAAP, together with the notes thereon and the related report of Ernst & Young, the independent certified public accountant of AEGON ("AEGON's Auditor") and (b) the audited consolidated statements of income, stockholders' equity and cash flows of AEGON and its Subsidiaries for the year ended December 31, 1992, prepared in accordance with GAAP, together with the notes thereon and the related report of AEGON's Auditor (collectively, the "AEGON Financial Statements"). AEGON has also delivered to MONY on or prior to the date hereof, true, correct and complete copies of the consolidated balance sheet, and the related consolidated statements of income, stockholders' equity and cash flows, of AEGON and its Subsidiaries for the period ended September 30, 1993, together with the notes, if any, thereon (the "Interim AEGON Financial Statements"). The AEGON Financial Statements and the Interim AEGON Financial Statements are based on the books and records of AEGON and its Subsidiaries, and the AEGON Financial Statements have been prepared in accordance with GAAP consistently applied, audited by AEGON's Auditor, and fairly present in all material respects the consolidated financial position and results of operations of AEGON and its Subsidiaries as of the date and for the period indicated therein.

         Section 6.8 No Material Adverse Effect. Except as set forth in Schedule
6.8 hereto, or except as expressly contemplated by the Acquisition Agreement, since January 1, 1993, there has not been any material adverse change in the business, operations, condition (financial or otherwise), results of operations, properties, assets or prospects of AEGON or in the ability of AEGON to consummate the transactions contemplated herein.

         Section 6.9 Use of Proceeds. The proceeds of the sale of the Series B Notes shall be contributed by AEGON to AUSA Life in order to increase its capital.

         ARTICLE 7.  REPRESENTATIONS AND WARRANTIES RELATING TO
                     SECURITIES ACT; MONY REPRESENTATIONS

         Section 7.1 MONY Representations. By accepting this Agreement and by purchasing Series B Notes on the Closing Date, MONY represents as follows:

         (a) MONY has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

         (b) Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated nor compliance with the terms, conditions and provisions hereof by MONY will conflict with or result in a breach of any term, condition or provision of any law, or of any rule, regulation, order, writ, injunction-or decree of any court or other governmental or public authority or agency, domestic or foreign (including any right, license, franchise or other authorization granted by any such authority or agency), or of any binding decision or ruling of any arbitrator, or of the charter or by-laws of MONY or any contract or other agreement to which MONY is a party, or by or to which it or any of its assets or property may be bound or subject.

         (c) MONY is purchasing Series B Notes for its own account for investment and with no present intention of distributing such Series B Notes or any part thereof, subject to the disposition of its property being within its control.

         ARTICLE 8.  CLOSING CONDITIONS OF MONY

         MONY's obligation to purchase and pay for the Series B Notes to be purchased by MONY on the Closing Date shall be subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions precedent:

         Section 8.1 Opinion of Counsel for AEGON. MONY shall have received from Larry G. Brown, General Counsel to AEGON, and from LeBoeuf, Lamb, Leiby & MacRae, special counsel to AEGON, opinions substantially in the form of Exhibit B hereto.

         Section 8.2 Representations of AEGON True. The representations, warranties and statements by AEGON in Article 6 shall be true in all material respects on and as of the Closing Date with the same force and effect as though such representations, warranties and statements had been made on and as of the Closing Date.

         Section 8.3 No Event of Default. Upon the delivery of the Series B Notes, no Event of Default, or condition or event which with notice or after lapse of time would constitute an Event of Default, shall exist.

         Section 8.4 Officers' Certificate of AEGON. AEGON shall have delivered to MONY an Officers' Certificate of AEGON, dated the Closing Date and satisfactory to MONY, confirming the fulfillment of the closing conditions specified in Section 8.2 and 8.3 hereof.

         Section 8.5 Acquisition Consummation. Each of the Acquisition Agreement and the Ancillary Agreements shall have been executed and delivered by each of the parties thereto, and shall be in full force and effect. The transactions contemplated by the Acquisition Agreement and the Ancillary Agreements (other than those contemplated by this Agreement) shall have been consummated in compliance therewith and with applicable law.

         Section 8.6 Rating. MONY shall have received confirmation, in form and substance reasonably satisfactory to MONY, that the Series B Notes, upon issuance, will be assigned a rating by Duff & Phelps, Inc. of at least AA.

         Section 8.7 Admitted Asset. MONY shall have received confirmation, in form and substance reasonably satisfactory to MONY, that it will initially be permitted to record the Series B Notes on its books and records, and in all regulatory filings to be made with the New York Insurance Department and other applicable governmental and regulatory authorities, as admitted assets with an aggregate value equal to the aggregate principal amount thereof.

         ARTICLE 9.  CLOSING CONDITIONS OF AEGON

         AEGON's obligation to issue and sell the Series B Notes to MONY on the Closing Date shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent:

         Section 9.1 Representations of AEGON True. The representations, warranties and statements by MONY in Article 7, shall be true in all material respects on and as of the Closing Date with the same effect as though such representations, warranties and statements had been made on and as of the Closing Date.

         Section 9.2 Officers' Certificate of MONY. MONY shall have delivered to AEGON an Officer's Certificate of MONY, dated the

Closing Date and satisfactory to AEGON, confirming the fulfillment of the closing condition specified in Section 9.1 hereof.

         Section 9.3 Acquisition Documentation. Each of the Acquisition Agreement and the Ancillary Agreements shall have been executed and delivered by each of the parties thereto, and shall be in full force and effect. The transactions contemplated by the Acquisition Agreement and the Ancillary Agreements (other than those contemplated by this Agreement) shall have been consummated in compliance therewith and with applicable law.

         ARTICLE 10.  AFFIRMATIVE COVENANTS

         AEGON covenants and agrees that on and after the date hereof and so long as any Series B Note is outstanding, AEGON will, and will cause AUSA Life to, comply with the following provisions:

         Section 10.1 Information Covenants. AEGON will, and will cause AUSA Life to, furnish to MONY:

         (a) as soon as, and if, available after the end of each of the first three quarterly accounting periods in each fiscal year of AEGON (i) all quarterly consolidated financial statements of AEGON and its Subsidiaries which AEGON prepares for its internal reporting purposes or otherwise;

         (b) as soon as available after the end of each of the first three quarterly accounting periods in each fiscal year of AUSA Life and each other Life Subsidiary, the quarterly convention statement of AUSA Life and each other Life Subsidiary as filed with the insurance regulatory authority of the jurisdiction where it is domiciled for such fiscal periods;

         (c) as soon as available after the end of each fiscal year of AEGON, true, correct and complete copies of (i) the audited consolidated balance sheet of AEGON and its Subsidiaries as of the end of such fiscal year, prepared in accordance with GAAP, together with the notes thereon and (ii) the audited consolidated statements of income, stockholders' equity and cash flows of AEGON and its Subsidiaries for such fiscal year, prepared in accordance with GAAP, together with the notes thereon, in each case together with the related reports of AEGON's independent certified public accounting firm; and

         (d) as soon as available after the end of each fiscal year of AUSA Life and each other Life Subsidiary, the annual convention statement of each Life Subsidiary as filed with the insurance regulatory authority of the jurisdiction where it is domiciled for such fiscal year.

         Section 10.2 Notice of Default and Litigation. AEGON will, and will cause AUSA Life to, furnish to MONY promptly, and in any event within two (2) Business Days after AEGON or any of its Subsidiaries obtains knowledge thereof, notice of the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the exact nature and extent thereof and what action AEGON or AUSA Life has taken or proposes to take with respect thereto.

         Section 10.3 Maintenance of Books and Records. AEGON will, and will cause AUSA Life to, keep proper books of records and accounts in which full and correct entries are made of all its financial and business transactions and its assets, liabilities and results of operations in accordance with GAAP as consistently applied and, as applicable, Applicable SAP as consistently applied. In the event that MONY shall desire to sell any of the Series B Notes to a third party, AEGON shall provide such third party with such access to the books of records and accounts of AEGON which AEGON shall determine to be reasonable in light of circumstances existing at such time and from time to time thereafter.

         Section 10.4 Taxes. AEGON will, and will cause each of its subsidiaries (including AUSA Life) to, pay and discharge when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or Encumbrance upon the property of AEGON or AUSA Life, except for such taxes, assessments, charges, levies or claims (i) with respect to which the failure to pay or discharge would not have a Material Adverse Effect on AEGON and its Subsidiaries taken as a whole or (ii) which are being diligently contested in good faith by appropriate proceedings if adequate reserves have been established in accordance with GAAP or Applicable SAP, as the case may be.

         Section 10.5 Compliance with Law. AEGON will, and will cause each of its Subsidiaries (including AUSA Life) to, comply with all laws, rules, regulations, orders, licenses and permits relating to or otherwise applicable to the conduct of its business or the ownership of its properties, except those the non-compliance with which would not have a Material Adverse Effect on AEGON and its Subsidiaries taken as a whole.

         Section 10.6 Maintenance of Business. AEGON will, and will cause each of AUSA Life and Diversified to perform and observe the covenants required to be performed and observed by it under Section 9.01 of the Acquisition Agreement.

         ARTICLE 11.  EVENTS OF DEFAULT

         Section 11.1 Nature of Events. Each of the following conditions or events shall constitute an "Event of Default" hereunder:

         (a) any payment or prepayment of principal of or interest on, any Series B Note is not made on or before the date such payment or prepayment is due and such failure continues for three Business Days after the holder of any Series B Note has given written notice of such failure to AEGON;

         (b) AEGON or AUSA Life fails to perform or observe any material covenant condition or obligation (including Section 6.9 hereof) contained herein and such failure continues for twenty days after the holder of any Series B Note has given written notice of such failure to AEGON;

         (c) any representation, warranty or statement by or on behalf of AEGON contained in this Agreement or any certificate, written statement or other document furnished in connection with this Agreement shall be false or misleading in any material respect such that it shall affect the ability of AEGON to pay, when due, the principal of and interest on the Series B Notes in accordance with the terms of the Series B Notes and this Agreement;

         (d) a custodian, receiver, rehabilitator, conservator, liquidator or trustee of AEGON or any Material Subsidiary, or of any of their respective properties or assets, is appointed or takes possession and such appointment or possession remains in effect for more than forty-five days; or AEGON or any Material Subsidiary generally fails to pay its Indebtedness as it becomes due other than as a result of a good faith dispute; or AEGON or any Material Subsidiary is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code or under any other applicable law against AEGON or any Material Subsidiary; or a petition is filed against AEGON or any Material Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, rehabilitation, conservation or liquidation law of any jurisdiction, whether now or subsequently in effect, and is not dismissed within forty-five days after filing; or

         (e) AEGON or any Material Subsidiary files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, rehabilitation, conservation or liquidation law of any jurisdiction, whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, trustee, rehabilitator, conservator or liquidator of AEGON or any Material Subsidiary, or of all or any part of its properties or assets, or makes an assignment for the benefit of its creditors or policyholders.

         Section 11.2 Default Remedies. If an Event of Default exists, (a) (i) the holder of any Series B Note then outstanding, with respect to an Event of Default under Section 11.1(a) hereof or (ii) the holder or holders of at least 25%- in aggregate unpaid principal amount of the Series B Notes then outstanding, with respect to any Event of Default under Section 11.1(b) or (c) hereof, may exercise any right, power or remedy permitted to it or any of them by law (it being intended by the parties hereto that no remedy is to be exclusive and that each remedy is to be cumulative), and shall have, in particular, without limiting the generality of the foregoing, the right, by notice to AEGON, to declare the entire principal of and all interest accrued on such Series B Note to be, and such principal and accrued interest shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (b) in the case of an Event of Default under Section 11.1(d) or (e) hereof, the entire principal amount of and all accrued interest and premium on the Series B Notes shall automatically become forthwith due and payable, without any presentment, demand, protest, declaration or other notice of any kind (including, without limitation, pursuant to clause (a) above), all of which are hereby expressly waived. AEGON will forthwith pay to the holder of such Series B Note the entire principal of and interest accrued on such Series B Note. No course of dealing on the part of any holder of a Series B Note or any delay or failure on the part of any holder of a Series B Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies.

         At any time after the principal of and interest accrued on any Series B
Note is declared due and payable, and before a judgment or decree for payment of the money due has been obtained, the holders of at least a majority in aggregate unpaid principal amount of Series B Notes then outstanding, by written notice to AEGON, may rescind and annul such declaration and its consequences if (i) all sums payable under the Series B Notes (except any principal or interest on the Series B Notes which has become payable solely by reason of such declaration) shall have been duly paid and (ii) all Events of Default, other than nonpayment of amounts which have become due solely by such declaration, have been cured or waived as provided in Section 12.2 hereof. No such rescission and annulment shall affect any subsequent Event of Default or declaration or any right, power or remedy consequent thereon.

         ARTICLE 12.  MISCELLANEOUS

         Section 12.1 Communications. Whether or not expressly so stated in any provision of this Agreement, but subject to Section 5.1, all notices, demands or other communications provided for under this Agreement or under the Series B Notes shall be in writing and shall be delivered personally (by courier or otherwise), telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally (by courier or otherwise), telegraphed, telexed or sent by facsimile transmission or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

     (a)  If to AEGON to:

          AEGON USA, Inc.
          4333 Edgewood Road N.E.
          Cedar Rapids, Iowa  52499
          Attention: Patrick S. Baird
          Telecopier No.: (319) 369-2218

          With a concurrent copy to:

          AEGON USA, Inc.
          1111 North Charles Street
          Baltimore, Maryland  21201
          Attention:  Larry G. Brown
          Telecopier No.: (410) 347-8685

         (b) If to MONY to:

          The Mutual Life Insurance Company of New York
          1740 Broadway
          New York, New York  10019
          Attention:  Chief Executive Officer
          Telecopier No.:  (212) 708-2900

          With a concurrent copy to:

          The Mutual Life Insurance Company of New York
          1740 Broadway
          New York, New York  10019
          Attention:  General Counsel
          Telecopier No.:  (212) 708-2977

         (c) If to any holder of a Series B Note to the address of such holder as it appears on the registration books maintained as provided in Section 4.1 hereof (which address, in the case of MONY, shall be initially MONY's address shown above.

         Any party may, by notice given in accordance with this Section 12.1 hereof to the other parties, designate another address or Person for receipt of notices hereunder.

         Section 12.2 Amendment and Waiver. (a) No term, covenant, agreement or condition of this Agreement may be amended, supplemented or modified, or compliance therewith waived, except pursuant to one or more written instruments signed by the holders of not less than two-thirds in aggregate unpaid principal amount of the Series B Notes at the time outstanding and AEGON; provided, however, that AEGON shall not be required to sign any such written instrument pursuant to which the holders waive any term, covenant, agreement or condition herein of AEGON and no such amendment, supplement, modification or waiver shall, without the consent in writing of the holders of all of the Series B Notes at the time outstanding, subordinate or change the amount of, or change the date of final maturity of, the principal of any of the Series B Notes, or change the amount of, or the time, method or place for the making of, any prepayment of principal of any of the Series B Notes, or reduce the amount of, or change the time of payment of, interest on any of the Series B Notes, or change the provisions of this Section 12.2 as they affect the holders of the Series B Notes or the provisions of Sections 11.1 and 11.2 hereof. Any amendment, supplement, modification or waiver pursuant to this Section 12.2 shall apply equally to all the holders of the Series B Notes affected and shall be binding upon them, upon each future holder of any Series B Note and upon AEGON.

         (b) AEGON will give prompt notice to all holders of the Series B Notes of the effectiveness of any amendment, supplement, modification or waiver entered into in accordance with the provisions of this Section 12.2. Such notice shall state the terms of any such amendment, supplement, modification or waiver and shall be accompanied by a conformed copy (which may be a composite conformed copy) of each written instrument which embodies such amendment, supplement, modification or waiver.

         Section 12.3 Legal Holidays. Whenever any payment hereunder or under any of the Series B Notes shall be due on a Saturday, Sunday or day upon which banking institutions at the place for such payment are authorized or required by law or executive order to be closed (a "legal holiday") , such payment shall become due on the next succeeding day which is not a legal holiday.

         Section 12.4 Governing Law. THIS AGREEMENT AND THE SERIES B NOTES ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         Section 12.5 Interpretation. For purposes of this Agreement, the words "hereof", "herein", "hereby" and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever therein the singular is used, the same shall include the plural, and whenever herein the plural is used, the same shall include the singular, where appropriate.

         Section 12.6 Table of Contents and Headings. The table of contents and the headings of the Articles and sections of this Agreement are intended for convenience of reference only and not to constitute a part hereof, and shall not affect the interpretation of this Agreement.

         Section 12.7 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of AEGON and inure to the benefit of MONY's successors and assigns. All provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of the Series B Notes issued pursuant hereto, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement shall have been made by MONY or any of MONY's successors or assigns.

         Section 12.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than all, but together signed by all of the parties hereto.

         If the foregoing is satisfactory, please sign the form of acceptance on the enclosed counterparts of this instrument and forward the same to the undersigned, whereupon this instrument will become a binding agreement between AEGON and MONY.

                              Very truly yours,

                              AEGON USA, INC.

                              By  /s/Patrick S. Baire

                                  Name:  Patrick S. Baire

                                  Title:  VP/CFO


The foregoing instrument is hereby accepted on December 31, 1993.

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK



By  /s/ Kenneth M. Levine

    Name:  Kenneth M. Levine

    Title:  EVP

                                                                       EXHIBIT A

THIS SERIES B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.



                                 AEGON USA, INC.

                    6.24% SERIES B NOTE DUE DECEMBER 31, 2002


Dated:  December 31, 1993


         AEGON USA, INC., an Iowa corporation ("AEGON"), for value received, hereby promises to pay to THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") or registered assigns the principal amount of fifty million dollars ($50,000,000), or so much thereof as shall not theretofore have been prepaid, on the Maturity Date (as defined in the Series B Note Purchase Agreement referred to below); and to pay interest on the unpaid principal amount hereof from the date of this Series B Note at the rate of six and twenty-four hundredths percent (6.24%) per annum, in quarterly installments on the last day of March, June, September, and December in each year, and at maturity, until the principal amount hereof shall become due and payable (whether at maturity, by acceleration or otherwise). AEGON also promises to pay on demand interest on any overdue principal at the rate of seven and twenty-four hundredths percent (7.24%) per annum and (to the extent permitted by applicable law) on any overdue installment of interest at the rate of seven and twenty-four hundredths percent (7.24%) per annum.

         Payments of principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to an account which is designated in writing by the registered holder hereof.

         This Series B Note is one of a duly authorized issue of the AEGON's 6.24% Series B Notes Due December 31, 2002 (the "Series B Notes") , issued in the aggregate principal amount of $50,000,000 pursuant to a Series B Note Purchase Agreement, dated as of December 31, 1993, between AEGON and MONY named therein (the "Series B Note Purchase Agreement"). This Series B Note may be prepaid in whole or in part in certain cases and the maturity hereof may be accelerated as specified in the Series B Note Purchase Agreement. AEGON agrees to make required payments on account of this Series B Note in accordance with the provisions of the Series B Note Purchase Agreement. Reference is made to the Series B Note Purchase Agreement for other terms and provisions thereof affecting AEGON and the holders of the Series B Notes.


         THIS SERIES B NOTE AND THE SERIES B NOTE PURCHASE AGREEMENT HAVE BEEN DELIVERED IN THE STATE OF NEW YORK AND ARE TO BE GOVERNED BY AND TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                                      AEGON USA, INC.



                                      By  _____________________
                                               President

                                                                     EXHIBIT B-1



                                                                           DRAFT



                               [AEGON LETTERHEAD]


December 1993



The Mutual Life Insurance Company
  of New York
1740 Broadway
New York, New York  10019

     Re:  AEGON USA, Inc. $150,000,000 in Aggregate Principal
          Amount of Series A Notes due December 31, 2002 and
          $50,000,000 in Aggregate Principal Amount of Series B
          Notes due December 31, 2002

Gentlemen:

         I am General Counsel of AEGON USA, Inc., an Iowa corporation ("AEGON"). This opinion is being delivered to you in connection with the issuance and sale by AEGON of $150,000,000 in aggregate principal amount of AEGON's Series A Notes due December 31, 2002 (the "Series A Notes") to The Mutual Life Insurance Company of New York, a New York domiciled mutual insurance company ("MONY"), pursuant to the Series A Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series A Note Purchase Agreement"), and in connection with the issuance and sale by AEGON of $50,000,000 in aggregate principal amount of AEGON's Series B Notes due December 31, 2002 (the "Series B Notes") to MONY pursuant to the Series B Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series B Note Purchase Agreement").

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 2


         This opinion is being delivered to you pursuant to each Of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Series A Note Purchase Agreement.

         In connection therewith, I have examined copies of (i) the Series A Note Purchase Agreement, (ii) the Series B Note Purchase Agreement, (iii) the Series A Notes, (iv) the Series B Notes, (v) the Certificate of Incorporation of AEGON, (vi) the By-Laws of AEGON and (vii) a record of the corporate proceedings of AEGON relating to the authorization of the issuance and sale of the Series A Notes and the Series B Notes, including the execution and delivery of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. In addition, I have examined the originals (or copies certified or otherwise identified to my satisfaction) of such other agreements, instruments, certificates, documents and records and have reviewed such questions of law as I have deemed necessary or appropriate for the purposes of the opinions rendered herein.

         In rendering the opinions expressed herein, I have assumed without independent verification the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of documents executed by parties other than AEGON, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to facts or questions of fact material to the opinions expressed herein, I have also, when relevant facts were not independently established or verified, been furnished with, and with your consent have relied exclusively upon, the aforesaid documents, corporate records, agreements, instruments and certificates.

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 3


         Based upon the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

         1. AEGON is a corporation duly incorporated, validly existing and in good standing under the laws of Iowa.

         2. AEGON has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as it is now being conducted.

         3. AEGON has all requisite power and authority to execute, deliver and perform its obligations under the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and to issue and sell the Series A Notes and the Series B Notes. The execution and delivery by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and the performance by AEGON of its obligations thereunder, have been duly authorized by all necessary corporate action. Each of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement has been duly executed and delivered by AEGON.

         4. Each of the Series A Notes and the Series B Notes have been duly authorized, executed and delivered by AEGON.

         5. Except as set forth in Schedule 6.3 to the Series A Note Purchase Agreement or Schedule 6.3 to the Series B Note purchase Agreement, the execution, delivery and performance by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement and the consummation of the transactions contemplated thereby in accordance with the terms and conditions thereof will not (i) violate any provision of the charter, Bylaws or other organizational documents of AEGON, (ii) violate, conflict with, or result in a breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both, constitute) a default under, any contract or other agreement to which AEGON is a party or by or to which it or any of its assets or properties may be

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 4


bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon AEGON, (iv) violate any statute, law or regulation of any jurisdiction or of any regulatory body, which violation would have a Material Adverse Effect with respect to AEGON or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes, or (v) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit related to the business of AEGON.

         6. Except as set forth in Schedule 6.4 to the Series A Note Purchase Agreement or Schedule 6.4 to the Series B Note Purchase Agreement, the execution, delivery and performance by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and the consummation of the transactions contemplated thereby in accordance with the terms thereof and the issuance and sale of the Series A Notes and the Series B Notes do not require AEGON to obtain any consent, approval or action of, or make any filing with or give any notice to, any Person.

         7. There are no outstanding orders, decrees, judgments, awards or injunctions by or with any court, governmental agency, regulatory body or arbitration tribunal that, individually or in the aggregate, have had or are likely to have a Material Adverse Effect on AEGON, or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes. To my knowledge after due inquiry, there are no actions, suits, arbitrations or legal, administrative or other proceedings (other than those relating to insurance claims) pending or threatened against AEGON, at law or in equity, or before or by any governmental department,

 The Mutual Life Insurance Company
  of New York
December __, 1993
Page 5


commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on AEGON or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes.

         In rendering the opinions expressed above, I have relied as to matters of Iowa law on the opinion of even date herewith of Craig D. Vermie, Esq., the Associate General Counsel of AEGON, a copy of which is attached hereto.

         This letter and the opinions rendered herein are rendered solely for your benefit and may not be delivered to or relied upon in any manner by any other person or entity without my express written consent.

                              Very truly yours,

                              Larry G. Brown
                              Vice President and General Counsel

                                                                     EXHIBIT B-2



                                                                           DRAFT




                         [LETTERHEAD OF CRAIG D. VERHIE]



                                                              December    , 1993

Larry G. Brown, Esq.
Vice President and General Counsel
AEGON USA, Inc.
1111 North Charles Street
Baltimore, Maryland  21201

     Re:  AEGON USA, Inc. $150,000,000 in Aggregate Principal
          Amount of Series A Notes due December 31, 2002 and
          $50,000,000 in Aggregate Principal Amount of Series B
          Notes due December 31, 2002

Dear Mr. Brown:

         I am the Associate General Counsel of AEGON USA, Inc., an Iowa corporation ("AEGON") . This opinion is being delivered to you in connection with the issuance and sale by AEGON of $150,000,000 in aggregate principal amount of AEGON's Series A Notes due December 31, 2002 (the "Series A Notes") to The Mutual Life Insurance Company of New York, a New York domiciled mutual insurance company ("MONY") , pursuant to the Series A Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series A Note Purchase Agreement") , and in connection with the issuance and sale by AEGON of $50,000,000 in aggregate principal amount of AEGON's Series B Notes due December 31, 2002 (the "Series B Notes") to MONY pursuant to the Series B Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series B Note Purchase Agreement").

Larry G. Brown, Esq.
Vice President and General Counsel
December __, 1993
Page 2


         This opinion is being delivered to you pursuant to each of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Series A Note Purchase Agreement.

         In connection therewith, I have examined copies of (i) the Series A Note Purchase Agreement, (ii) the Series B Note Purchase Agreement, (iii) the Series A Notes, (iv) the Series B Notes, (v) the Certificate of Incorporation of AEGON, (vi) the By-Laws of AEGON and (vii) a record of the corporate proceedings of AEGON relating to the authorization of the issuance and sale of the Series A Notes and the Series B Notes, including the execution and delivery of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. In addition, I have examined the originals (or copies certified or otherwise identified to my satisfaction) of such other agreements, instruments, certificates, documents and records and have reviewed such questions of law as I have deemed necessary or appropriate for the purposes of the opinions rendered herein.

         In rendering the opinions expressed herein, I have assumed without independent verification the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of documents executed by parties other than AEGON, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to facts or questions of fact material to the opinions expressed herein, I have also, when relevant facts were not independently established or verified, been furnished with, and with your consent have relied exclusively upon, the aforesaid documents, corporate records, agreements, instruments and certificates.

Larry G. Brown, Esq.
Vice President and General Counsel
December __, 1993
Page 3


         Based upon the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

         1. AEGON is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa.

         2. AEGON has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as it is now being conducted.

         3. AEGON has all requisite power and authority to execute, deliver and perform its obligations under the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and to issue and sell the Series A Notes and the Series B Notes. The execution and delivery by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and the performance by AEGON of its obligations thereunder, have been duly authorized by all necessary corporate action. Each of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement has been duly executed and delivered by AEGON.

         4. Each of the Series A Notes and the Series B Notes have been duly authorized, executed and delivered by AEGON.

         5. Except as set forth in Schedule 6.3 to the Series A Note Purchase Agreement or Schedule 6.3 to the Series B Note Purchase Agreement, the execution, delivery and performance by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement and the consummation of the transactions contemplated thereby in accordance with the terms and conditions thereof will not (i) violate any provision of the charter, Bylaws or other organizational documents of AEGON, (ii) violate, conflict with, or result in a breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both, constitute a default under, any contract or other agreement governed by and construed in accordance with the laws of the State of Iowa to which AEGON is a party or by or to which it or any of its assets or

Larry G. Brown, Esq.
Vice President and General Counsel
December __, 1993
Page 4


properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon AEGON, (iv) violate any statute, law or regulation of the State of Iowa or of any regulatory body thereof, which violation would have a Material Adverse Effect with respect to AEGON or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes, or (v) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit related to the business of AEGON.

         6. Except as set forth in Schedule 6.4 to the Series A Note Purchase Agreement or Schedule 6.4 to the Series B Note Purchase Agreement, the execution, delivery and performance by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, and the consummation of the transactions contemplated thereby in accordance with the terms thereof and the issuance and sale of the Series A Notes and the Series B Notes do not require AEGON to obtain any consent, approval or action of, or make any filing with or give any notice to, any Person in the state of Iowa.

         7. There are no outstanding orders, decrees, judgments, awards or injunctions by or with any court, governmental agency, regulatory body or arbitration tribunal that, individually or in the aggregate, have had or are likely to have a Material Adverse Effect on AEGON, or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes. To my knowledge after due inquiry, there are no actions, suits, arbitrations or legal, administrative or other proceedings (other than those relating to insurance claims) pending or threatened against AEGON, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or -instrumentality, domestic

Larry G. Brown, Esq.
Vice President and General Counsel
December __, 1993
Page 5


or foreign, or before any arbitrator of any kind which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on AEGON or materially and adversely affect the ability of AEGON to consummate the transactions contemplated by the Series A Note Purchase Agreement or the Series B Note Purchase Agreement or the ability of AEGON to perform under the Series A Notes or the Series B Notes.

         The opinions expressed herein are limited to the laws of the State of Iowa and the Federal laws of the United States of America.

         This letter and the opinions rendered herein are rendered solely for your benefit and may not be delivered to or relied upon in any manner by any other person or entity without my express written consent.

                              Very truly yours,

                              Craig D. Vermie
                              Associate General Counsel

                                                                     EXHIBIT B-3



                                                                     LLL&M DRAFT



                               [LLL&M LETTERHEAD]


                                                                December 1, 1993


The Mutual Life Insurance Company
  of New York
1740 Broadway
New York, New York  10019

     Re:  AEGON USA, Inc. $150,000,000 in Aggregate Principal
          Amount of Series A Notes due December 31, 2002 and
          $50,000,000 in Aggregate Principal Amount of Series B
          Notes due December 31, 2002

Gentlemen:

         We have acted as special counsel to AEGON USA, Inc., an Iowa corporation ("AEGON") , in connection with the issuance and sale by AEGON of $150,000,000 in aggregate principal amount of AEGON's Series A Notes due December 31, 2002 (the "Series A Notes") to The Mutual Life Insurance Company of New York, a New York domiciled mutual insurance company ("MONY") , pursuant to the Series A Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series A Note Purchase Agreement") and in connection with the issuance and sale by AEGON of $50,000,000 in aggregate principal amount of AEGON's Series B Notes due December 31, 2002 (the "Series B Notes") to MONY pursuant to the Series B Note Purchase Agreement dated as of the date hereof between AEGON and MONY (the "Series B Note Purchase Agreement").

         This opinion is being delivered to you pursuant to each of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. Capitalized terms used and not otherwise

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 2


defined herein shall have the respective meanings ascribed to them in the Series A Note Purchase Agreement.

         In connection therewith, we have examined copies of (i) the Series A Note Purchase Agreement, (ii) the Series B Note Purchase Agreement, (iii) the Series A Notes, (iv) the Series B Notes, (v) the Certificate of Incorporation of AEGON, (vi) the By-Laws of AEGON and (vii) a record of the corporate proceedings of AEGON relating to the authorization of the issuance and sale of the Series A Notes and the Series B Notes, including the execution and delivery of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement. In addition, we have examined the originals (or copies certified or otherwise identified to our satisfaction) of such other agreements, instruments, certificates, documents and records and have reviewed such questions of law as we have deemed necessary or appropriate for the purposes of the opinions rendered herein.

         In rendering the opinions expressed herein, we have assumed without independent verification the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed by parties other than AEGON, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to facts or questions of fact material to the opinions expressed herein, we have also, when relevant facts were not independently established or verified, been furnished with, and with your consent have relied exclusively upon, the aforesaid documents, corporate records, agreements, instruments and certificates.

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 2


         Based upon the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

         1. The Series A Note Purchase Agreement and the Series B Note Purchase Agreement constitute legal, valid and binding obligations of AEGON, enforceable against AEGON in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, rehabilitation, reorganization, receivership, conservatorship, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

         2. The form of the Series A Notes is in the form contemplated by the Series A Note Purchase Agreement. The form of the Series B Notes is in the form contemplated by the Series B Note Purchase Agreement. The Series A Notes and the Series B Notes have been duly authorized, executed and delivered by AEGON and constitute legal, valid and binding obligations of AEGON, enforceable against AEGON in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, rehabilitation, reorganization, receivership, conservatorship, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

         3. The execution, delivery and performance by AEGON of the Series A Note Purchase Agreement and the Series B Note Purchase Agreement, the consummation of the transactions contemplated thereby in accordance with the terms thereof and the issuance and sale of the Series A Notes and the Series B Notes do not require any consent, approval, filing, notice or other action under any New York statute, rule or regulation applicable to AEGON, except for such consents, approvals, filings, notices or actions as have been obtained or made prior to the date hereof or which are not required to be made until after the Closing Date.

The Mutual Life Insurance Company
  of New York
December __, 1993
Page 2


         The opinions rendered herein are limited to the laws of the State of New York and the Federal laws of the United States. We do not express any opinion as to the laws, or to matters governed by the laws, of any other jurisdiction.

         This letter and the opinions rendered herein are rendered solely for your benefit and may not be delivered to or relied upon in any manner by any other person or entity without our express written consent.

                        Very truly yours,

SCHEDULE 1(A)

AEGON OFFICERS


Donald J. Shephard              Chief Executive Officer
                                Chairman of the Board
                                President

Thomas E. Morgan                Chief Information Officer
                                Vice President

Larry G. Brown                  General Counsel
                                Senior Vice President
                                Secretary

Jack R. Dykhouse                Senior Vice President -
                                Health Group

Rex B. Eno                      Senior Vice President -
                                Agency Group

Patrick E. Falconio             Chief Investment Officer
                                Executive Vice President

B. Larry Jenkins                Senior Vice President -
                                Home Service Group

John R. Kenney                  Senior Vice President -
                                Asset Accumulation Group

Ronald F. Mosher                Vice President

Robert J. McGraw                Treasurer
                                Vice President

Lon Andersen                    Vice President

Charles M. Arrington            Vice President

Patrick S. Baird                Chief Financial Officer
                                Vice President

David L. Blankenship            Vice President

William L. Busler               Vice President

Donald W. Chamberlain           Vice President

Brenda K. Clancy                Controller
                                Vice President

Constantine T. Costas           Vice President

Joseph A. Dutcher               Director of Internal Audit
                                Vice President

Sam Edmondson, Jr.              Vice President

Donald E. Flynn                 Vice President

Bart Herbert, Jr.               Vice President

Douglas C. Kolsrud              Actuary
                                Vice President

Danny L. Kolsrud                Vice President
                                Dir. of Corporate Taxes

Robert J. Kontz                 Dir. of Financial Reporting
                                Vice President

Ronald M. Nagler                Deputy Chief Investment Officer
                                Vice President

Danny W. Rowland                Vice President

Janet M. Soppe                  Vice President

Cor H. Verhagen                 Vice President

                                                                    SCHEDULE 3.1


                             WEIGHTED AVERAGE RATING

         At all times following the Closing, AUSA Life shall maintain (a) a claims-paying ability rating by Standard & Poor's Corporation ("S&P") of "AA-11 or higher, or (b) if there is a Positive Rating Differential on the Closing Date, a claims-paying ability rating by S&P such that the Weighted Points of AUSA Life on any date other than the Closing Date exceeds the Industry Weighted Point Average on such other date by an amount equal to or greater than such Positive Differential, or (c) if there is a Negative Rating Differential on the Closing Date, a claims-paying ability rating by S&P such that the Weighted Points of AUSA Life on any date other than the Closing Date is not lower than the Industry Weighted Point Average on such other date by an amount greater than such Negative Rating Differential.

         The Weighted Points of AUSA Life, the Industry Weighted Point Average and such Rating Differentials shall be determined as follows:

         1. For purposes of such determination, "Reference Insurers" shall mean, at any time, the twenty (20) life insurers domiciled in the United States with the greatest amount of pension assets (other than AEGON and its Affiliates and MONY) that are rated by S&P, determined by adding the amounts recorded on lines
10.2 and 10.3 on page 3 and line 23 on page 2 of the Annual Convention Statements promulgated by the National Association of Insurance Commissioners and filed by United States life insurers with the appropriate insurance regulatory authority in their respective states of domicile for the immediately preceding calendar year. The pension assets (determined as aforesaid) of any life insurers which are Affiliates of one another shall be aggregated for purposes of determining the Reference Insurers.

         If the standard form of Annual Convention Statement is changed after the Closing Date, the line items in the new form of Annual Convention Statement on which the line items described above are presently recorded shall be utilized for purposes of determining the Reference Insurers. If (a) such form of the Annual Convention Statement is changed so that one or more line items described above are no longer reported therein or (b) at any time following the Closing Date, the line items described above are no longer appropriate or are materially incomplete for purposes of determining the twenty largest pension insurers, AEGON and MONY shall mutually agree on a new method of determining the Reference Insurers. The parties agree to negotiate in good faith in developing any such new method.

         2. The following "Weighted Points" will be assigned to each of the Reference Insurers and AUSA Life at the time of determination, based on the claims-paying ability rating assigned by S&P to each such Reference Insurer and AUSA Life which is then in effect:

         S&P Rating                       Weighted Points

            AAA                                4.0
            AA+                                3.9
            AA                                 3.8
            AA-                                3.7
            A+                                 3.6
            A                                  3.5
            A-                                 3.4
            BBB+                               3.3
            BBB                                3.2
            BBB-                               3.1
         Below BBB-                   Deduct 0.1 for each
                                      successive lower
                                      rating grade

If any Reference Insurer consists of Affiliate life insurers whose pension assets have been aggregated under paragraph 1 above, the rating assigned by S&P to the Affiliate life insurer with the greatest amount of pension assets (determined in accordance with paragraph 1 above), on an individual basis, shall be used for purposes of assigning Weighted Points.

         3. The total Weighted Points for all Reference Insurers will be divided by the number of Reference Insurers (e.g. 20), and rounded upwards to the nearest one-tenth of a point, to determine the average of the Weighted Points of the Reference Insurers (the "Industry Weighted Point Average").

         4. The amount, if any, by which the Weighted Points of AUSA Life on the Closing Date exceeds the Industry Weighted Point Average on the Closing Date shall be the "Positive Ratio of Differential". The amount, if any, by which the Weighted

Points of AUSA Life on the Closing Date is lower than the Industry Weighted Point Average on the Closing Date shall be the "Negative Rating Differential".

                                  SCHEDULE 6.3

                            NO CONFLICT OR VIOLATION

AEGON USA, Inc.

         (a)  None.
         (b)  None.
         (c)  None.
         (d)  None.
         (e)  None.

AUSA Life Insurance Company, Inc.

         (a)  None.
         (b)  None.
         (c)  None.
         (d)  None.
         (e)  None.

                                  SCHEDULE 6.4

                             CONSENTS AND APPROVALS

AEGON USA, Inc.

         None.

AUSA Life Insurance Company, Inc.

         None.